United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
September 22, 2021

CANNAE HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

1-38300
(Commission File Number)

Delaware	82-1273460
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
1701 Village Center Circle
Las Vegas, Nevada 89134
(Addresses of Principal Executive Offices)

(702) 323-7330
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Cannae Common Stock, $0.0001 par value	CNNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported, the members of the Company’s Board of Directors (among others) have been named as defendants in a putative class and derivative action filed in the Delaware Court of Chancery (the “Court”), styled Oklahoma Firefighters Pension & Retirement System, derivatively on behalf of Cannae Holdings, Inc. v. William P. Foley, II, et al. On February 1, 2021, the Court approved the dismissal as moot of claims alleged in the Oklahoma Firefighters action relating to the termination provisions in the Company’s Management Services Agreement after the Company entered into an amendment to the Management Services Agreement. The Court retained jurisdiction to consider any application for an award of attorneys’ fees and expenses submitted by the plaintiff or its counsel with respect to such mooted claims (the “Mootness Fee Request”).

On September 22, 2021, the Court granted a Stipulation and Order Regarding Notice (the “Order”) to resolve the Mootness Fee Request portion of the Oklahoma Firefighters action, which requires the Company to pay $1.1 million to plaintiff’s counsel and to give notice of the Order to stockholders in this Current Report on Form 8-K. The Order is filed herewith as Exhibit 99.1 hereto and is incorporated herein by reference

As also previously reported, on March 9, 2021, the Court entered a stipulated order staying the Oklahoma Firefighters action for six months to allow the Special Litigation Committee appointed by the Board to investigate, review, and evaluate the facts, circumstances, and remaining claims asserted in or relating to the action and to determine the Company’s response thereto. On September 10, 2021, the Court entered a stipulated order extending the stay for an additional four months in order for the SLC to complete its work. The defendants will contest the remaining claims in the action vigorously.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Stipulation and Order Regarding Notice
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannae Holdings, Inc.
Date:	September 24, 2021	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel, and Corporate Secretary